Exhibit 10.23

                         AMENDMENT TO SECOND AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT


                  THIS AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, made and entered into as of the _____ day of September, 1997, by and between PM RESOURCES, INC., a Missouri corporation ("PM"), ZEMA CORPORATION, a Delaware corporation ("Zema"), and MARDEL ACQUISITION CORPORATION, a Delaware corporation (which after the date hereof shall change its name to Mardel Laboratories, Inc., and referred to herein as "Mardel," and collectively with PM and Zema referred to herein as "Borrowers") and FIRST BANK, a Missouri state banking corporation ("Bank").

                                         WITNESSETH:

                  WHEREAS, PM and Zema heretofore jointly and severally executed and delivered to Bank a Revolving Credit Note dated June 18, 1997, in the principal amount of up to Six Million Three Hundred Fifty Thousand Dollars ($6,350,000.00), payable to the order of Bank as therein set forth (the "Note"), which Note has a present outstanding principal balance of Six Million Two Hundred Twenty-Five Thousand Dollars ($6,225,000.00); and

                  WHEREAS, the Note is described in a certain Second Amended and Restated Revolving Credit Agreement dated June 18, 1997 made by and among PM, Zema and Bank (as amended, the "Loan Agreement"); and

                  WHEREAS, Borrowers and Bank desire to amend the Loan Agreement and the Note to add Mardel as a party thereto and a Borrower thereunder and to make certain other amendments thereto on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual provisions and agreements hereinafter set forth, the parties hereto do hereby mutually promise and agree as follows:

                  1. The Note shall be amended and restated in the form of that certain Revolving Credit Note attached hereto as Exhibit C, to add Mardel as a comaker thereof and to make certain amendments as set forth therein. All references in the Loan Agreement to the "Note," the "Revolving Credit Note" and other references of similar import shall hereafter be amended and deemed to refer to the Note in the form of the Revolving Credit Note, as amended and restated in the form attached hereto as Exhibit C.

                  2. The Loan Agreement is hereby amended to add Mardel as a party thereto and a Borrower thereunder. All references in the Loan Agreement to the "Borrowers" and other references of similar import shall hereafter be amended and deemed to refer to PM, Zema and Mardel collectively, and all references in the Loan Agreement to a "Borrower," to "either of the Borrowers," to "each of the Borrowers" and other references of similar import shall hereafter be amended and deemed to refer to and include Mardel as well as PM and/or Zema.

                  3. A new definition of "Eligible Mardel Inventory" shall be added to Section 2 of the Loan Agreement in proper alphabetical order as follows:

                           Eligible Mardel Inventory shall mean all Inventory of Mardel, valued at the lower of cost or current market value on an average cost basis, which consists of unprocessed raw materials, packaging materials and finished goods with respect to which no further processing is necessary for the sale thereof, other than (a) any such Inventory which is obsolete, (b) Inventory which is not in good condition or does not comply with all standards imposed by any governmental authority having regulatory authority over such goods or their manufacture, use or sale, or Inventory which Bank has in good faith determined, in accordance with Bank's customary business practices, is otherwise unacceptable due to age, type, category and/or quantity, (c) Inventory which is held on consignment or consists of experimental products or products not yet proven commercially viable by reason of a significant number of purchase orders, or Inventory held for promotional purposes and as samples, or Inventory returned due to defects or product warranty problems, (d) Inventory which is not maintained at one of the places of business and/or locations provided in the Security Agreement executed by Mardel, (e) Inventory not either useable or saleable, at prices not less than the standard cost, in the ordinary course of Mardel's business, or (f) Inventory which is not subject to a first priority perfected security interest in favor of Bank.

                  4. The definition of "Security Agreements" in Section 2 of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           Security Agreements shall mean the Security Agreement executed by PM Resources, the Security Agreement executed by Zema and the Security Agreement executed by Mardel, each delivered to Bank pursuant to Section 5.1, as the same may from time to time be amended, and Security Agreement shall mean any of them.

All references in the Loan Agreement to a "Security Agreement," to "either of the Security Agreements," to "each of the Security Agreements" and other references of similar import shall hereafter be amended and deemed to refer to and include the Security Agreement executed by Mardel on the date hereof as well as those Security Agreements previously executed by PM and Zema.

                  5. Section 3.1(c) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                    (c) Borrowing Base. For purposes of computing the amount of the Bank's Facility A Commitment, the "Borrowing Base" shall mean the sum of:

                           (i) Seventy-Five Percent (75%) of the face amount of Eligible Accounts of each of the Borrowers, plus

                           (ii) Fifty Percent (50%) of the Eligible Non-Chow Inventory of PM Resources, plus

                           (iii) Sixty Percent (60%) of the Eligible Chow Inventory of PM Resources, plus

                           (iv) Thirty-Five Percent (35%) of the Eligible Zema Inventory, plus

                           (v) Thirty-Five Percent (35%) of the Eligible Mardel Inventory.


The Borrowing Base Certificate shall be amended and restated in the form of that certain Borrowing Base Certificate attached hereto as Exhibit A to incorporate the above changes and to add Mardel as a party thereto. All references in the Loan Agreement to the "Borrowing Base Certificate" and other references of similar import shall hereafter be amended and deemed to refer to the Borrowing Base certificate in the form attached hereto as Exhibit A.

                  6. The last four sentences of Section 3.2 of the Loan Agreement shall be deleted in their entirety and in their place shall be substituted the following:

         Borrowers further request and authorize Bank, in Bank's sole and absolute discretion, to make a Prime Loan to Borrowers hereunder at the end of each day in which Borrowers shall have an overdraft (negative ledger balance) in either or both of (1) PM Resources' operating account (Account No. 9800802535) with Bank or Mardel's operating account (Account No. ____________) with Bank, after crediting all deposits received in immediately available funds and debiting all withdrawals made and checks presented against such accounts and honored by Bank as of such date, which Prime Loan shall be in the amount of such overdraft (or if overdrafts exist in both such accounts then the sum of such overdrafts) without any other request or authorization therefor from Borrowers and without notice to Borrowers. Similarly, Borrowers request that Bank apply any collected balances in excess of a mutually predetermined amount remaining at the end of any day in either of PM Resources' operating account and/or in Mardel's operating account to the repayment of the principal balance of Borrowers' Obligations outstanding as Prime Loans under the Note. Borrowers also hereby agree jointly and severally to indemnify Bank and hold Bank harmless from and against any and all claims, demands, damages, liabilities, losses, costs and expenses (including, without limitation, Attorneys' Fees) relating to or arising out of or in connection with the acceptance of instructions for making Loans or repayments hereunder. Contemporaneously with the execution of this Agreement, Borrowers shall execute and deliver to Bank a Note of Borrowers dated the date of its execution and payable jointly and severally to the order of Bank in the original principal amount of Six Million Two Hundred Twenty-Five Thousand Dollars ($6,225,000.00) in the form attached hereto as Exhibit C and incorporated herein by reference (as the same may from time to time be amended, modified, extended or renewed, the "Note").

                  7. The agreements of Bank contained herein are expressly conditioned upon deliver by Borrowers of the following:

                           (a)      the executed original of this Amendment to
Second Amended and Restated Revolving Credit Agreement;

                           (b)      the executed original of the amended and
restated Note;

                           (c)      the executed original Security Agreement of
Mardel, together with such UCC-1 financing statements and other documents required by Bank pursuant thereto;

                           (d)      a copy of resolutions of the Board of
Directors of each of the Borrowers, duly adopted, which authorize the execution, delivery and performance of this Amendment to Second Amended and Restated Revolving Credit Agreement and the amended and restated Note, the Security Agreement of Mardel and the other Transaction Documents, certified by the Secretary of each such Borrower;

     (e) certificates of corporate good standing of Mardel issued by the Secretary of State of the State of Delaware and by the Secretary of State of the State of Illinois;

     (f) the original of the new Guaranty of Agri-Nutrition Group Limited guarantying all of the indebtedness of each of the Borrowers to Bank, duly executed by Agri- Nutrition Group Limited;

     (g) a copy of resolutions of Agri-Nutrition Group Limited, duly adopted, which authorize the execution, delivery and performance of the Guaranty, certified by the Secretary of Agri-Nutrition Group Limited;

     (h) the Consent of Agri-Nutrition Group Limited in the form attached hereto, acknowledging the amendments contained herein and the continuing effectiveness of the Pledge Agreement and the Subordination Agreement, duly executed by Agri-Nutrition Group Limited;

     (i) a Subordination and Standby Agreement duly executed by Ramon A. Mulholland in favor of Bank subordinating all indebtedness of Borrowers to Ramon
A. Mulholland to Borrowers' Obligations to Bank under the Agreement and the Note;

     (j) an opinion of counsel of Dyer, Ellis & Joseph, independent counsel to Borrowers and Guarantor, in form and substance acceptable to Bank concerning the due authorization, execution and validity of the above-referenced agreements and transactions and such other matters as Bank may reasonably require; and

                           (k)  such  other  documents  as Bank  may  reasonably
request.

                  8. Borrowers hereby represent and warrant to Bank that:

          (a) The execution, delivery and performance by Borrowers of this Amendment to Second Amended and Restated Revolving Credit Agreement and the amended and restated Revolving Credit Note are within the corporate powers of Borrowers, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrowers of this Amendment to Second Amended and Restated Revolving Credit Agreement and the amended and restated Revolving Credit Note do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and none of the Borrowers is now in default under or in violation of, the terms of the Articles of Incorporation or Bylaws of such Borrower, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which any of the Borrowers is a party or by which any of them is bound or to which any of them is subject;

                (b) This Amendment to Second Amended and Restated Revolving Credit Agreement and the amended and restated Revolving Credit Note have been duly executed and delivered and constitute the legal, valid and binding obligations of Borrowers enforceable in accordance with their terms; and

       (c) As of the date hereof, all of the covenants, representations and warranties of Borrowers set forth in the Loan Agreement are true and correct and no "Event of Default" (as defined therein) under or within the meaning of the Loan Agreement has occurred and is continuing.

                  9. All references in the Loan Agreement to "this Loan Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment to Second Amended and Restated Revolving Credit Agreement.

                  10. This Amendment to Second Amended and Restated Revolving Credit Agreement and the amended and restated Revolving Credit Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrowers may not assign, transfer or delegate any of their rights or obligations hereunder.

                  11. This Amendment to Second Amended and Restated Revolving Credit Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri.

                  12. In the event of any inconsistency or conflict between this Amendment to Second Amended and Restated Revolving Credit Agreement and the Loan Agreement, the terms, provisions and conditions of this Amendment to Second Amended and Restated Revolving Credit Agreement shall govern and control.

                  13. The Loan Agreement, as hereby amended and modified, and the amended and restated Revolving Credit Note, as hereby amended and restated, are and shall remain the binding obligations of Borrowers and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby specifically varied or amended, and the same are hereby ratified and confirmed. If any installment of principal or interest on the amended and restated Revolving Credit Note shall not be paid when due as provided in the amended and restated Revolving Credit Note, the holder of the amended and restated Revolving Credit Note shall be entitled to and may exercise all rights and remedies under the amended and restated Revolving Credit Note and the Loan Agreement, as amended.

                  14. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWERS AND BANK FROM ANY MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWERS AND BANK COVERING SUCH MATTERS ARE CONTAINED IN THE LOAN AGREEMENT, AS AMENDED BY THIS AGREEMENT, WHICH CONSTITUTES A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWERS AND BANK EXCEPT AS BORROWERS AND BANK MAY LATER AGREE IN WRITING TO MODIFY. THE LOAN AGREEMENT, AS AMENDED BY THIS AGREEMENT, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS (ORAL OR WRITTEN) RELATING TO THE SUBJECT MATTER HEREOF.

                  IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first written above on this _____ day of September, 1997.


                                                 PM RESOURCES, INC.



                                       By:
                                           Robert J. Elfanbaum, Vice President
                                                       and Treasurer

                                                 ZEMA CORPORATION



                                       By:
                                            Robert J. Elfanbaum, Secretary

                                                 MARDEL ACQUISITION CORPORATION



                                       By:
                                           Robert J. Elfanbaum, Vice President,
                                                 Secretary and Treasurer

                                   FIRST BANK



                                       By:
                                              Brenda J. Laux, Vice President

                  CONSENT TO AMENDMENT TO SECOND AMENDED AND
                      RESTATED REVOLVING CREDIT AGREEMENT


                  The undersigned hereby consents to the terms of the foregoing Amendment to Second Amended and Restated Revolving Credit Agreement and the amended and restated Revolving Credit Note and other amendments being executed in connection therewith as referenced therein (collectively, the "Amendments"), and the undersigned acknowledges that the execution and delivery by PM Resources, Inc., Zema Corporation and Mardel Acquisition Corporation of said
Amendments will not affect or impair the undersigned's obligations to and agreements with Bank under (i) the Guaranty dated of even date herewith being executed by the undersigned in favor of Bank (the "Guaranty"), (ii) that certain Agreement of Pledge (Third Party) dated July 14, 1995 made by the undersigned in favor of Bank (the "Pledge Agreement"), or (iii) that certain Subordination and Standby Agreement dated July 14, 1995 made by the undersigned in favor of Bank (the "Subordination Agreement"), which obligations and agreements are hereby ratified and confirmed. The undersigned further acknowledges and agrees that all references in the Guaranty, the Pledge Agreement and in the Subordination Agreement to the "Revolving Credit Agreement" and other references of similar import shall henceforth mean the foregoing Second Amended and Restated Revolving Credit Agreement, amended on the date hereof and as the same may from time to time be further amended; all references in the Guaranty, the Pledge Agreement and the Subordination Agreement to the "Note," the "Revolving Credit Note" and other references of similar import shall henceforth mean the Revolving Credit Note, as amended and restated, and as the same may from time to time be further amended; and all references in the Guaranty, the Pledge Agreement and the Subordination Agreement to any of the other transaction documents shall henceforth mean such documents as the same may have been amended by the other Amendments and as the same may from time to time be further amended.

Dated:  as of September ___, 1997.

                             AGRI-NUTRITION GROUP LIMITED



                             By:
                                    Robert J. Elfanbaum, Vice President
                                    and Chief Financial Officer

                                     EXHIBIT A

                              BORROWING BASE CERTIFICATE


                  This  Borrowing  Base  Certificate  is  delivered  pursuant to
Section 3.1(d) of that certain Second Amended and Restated Revolving Credit Agreement dated June 18, 1997 made by and between PM Resources, Inc., Zema Corporation, Mardel Acquisition Corporation and First Bank (the "Loan Agreement"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

                  Borrowers hereby represent and warrant to Bank that the following information is true and correct as of , 19__:

1.       75% of face amount of Eligible Accounts of PM Resources          $

2.       60% of Eligible Chow Inventory of PM Resources, valued
         at the lower of cost or market                                   $

3.       50% of Eligible Non-Chow Inventory of PM Resources, valued
         at the lower of cost or market                                   $

4.       75% of the face amount of Eligible Accounts of Zema              $

5.       35% of Eligible Zema Inventory, valued at the lower
         of cost or market                                                $

6.       75% of the face amount of Eligible Accounts of Mardel            $

7.       35% of Eligible Mardel Inventory, valued at the lower
         of cost or market                                                $

8.       Total Borrowing Base                                             $
         (sum of 1 through 7 above not to exceed $3,000,000.00)


                  Borrowers hereby further represent and warrant to Bank that the following information is true and correct as of , 19__:

9.       Aggregate principal amount of outstanding Facility A Loans       $

10.      Borrowing Base Excess (Deficit) (Item 8 minus Item 9)
         (Negative amount represents mandatory repayment)                 $

                  If Item 10 above is negative, this Borrowing Base Certificate is accompanied by the mandatory repayment required by Section 3.1(e) of the Loan Agreement.

11.      Maximum Available principal amount of Facility B Loans          $

12.      Aggregate principal amount of outstanding Facility B Loans      $

   This Borrowing Base Certificate is dated the _____ day of , 19__.


                                                     PM RESOURCES, INC.



                                                     By:
                                                     Title:


                                                     ZEMA CORPORATION



                                                     By:
                                                     Title:


                                                MARDEL ACQUISITION CORPORATION


                                                     By:
                                                     Title:

                                     EXHIBIT C

                              Revolving Credit Note


$6,225,000.00                                           St. Louis, Missouri
                                                        September ___, 1997


                  FOR VALUE RECEIVED, on March 31, 1999 (or such subsequent anniversary thereof as determined pursuant to Section 3.9 of the Loan Agreement (hereinafter identified)), the undersigned, PM RESOURCES, INC., a Missouri corporation, ZEMA CORPORATION, a Delaware corporation and MARDEL ACQUISITION CORPORATION, a Delaware corporation (which subsequent to the date hereof shall change its name to Mardel Laboratories, Inc.) (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of FIRST BANK, a Missouri state banking corporation ("Bank"), the principal sum of Six Million Two Hundred Twenty-Five Thousand Dollars ($6,225,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Bank shall be committed to have outstanding under Facility A hereunder at any one time shall not exceed the lesser of (i) Three Million Dollars ($3,000,000.00), or (ii) the "Borrowing Base" (as defined in the Loan Agreement (as hereinafter defined)), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement hereinafter identified. The aggregate principal amount which Bank shall be committed to have outstanding under Facility B hereunder at any one time shall not exceed the lesser of (i) Three Million Two Hundred Twenty-Five Thousand Dollars ($3,225,000.00) as reduced from time to time pursuant to Section 3.1(b) of the Loan Agreement hereinafter identified, which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement hereinafter identified.

                  Borrowers further jointly and severally promise to pay to the order of Bank interest on the principal amount from time to time outstanding hereunder prior to maturity from the date disbursed until paid at the rate or rates per annum required by the Loan Agreement or otherwise selected by either of the Borrowers as set forth in the Loan Agreement. All accrued and unpaid interest with respect to each principal disbursement made hereunder shall be payable (a) monthly on the fifteenth (15th) day of the month following the month in which such interest accrued, commencing with the fifteenth (15th) day of the month following the month in which any such disbursement was made, and on the fifteenth (15th) day of each month thereafter, (b) if such disbursement is a Treasury Rate Loan, such accrued interest shall also be payable on the last day of the Interest Period with respect thereto, and (c) at the maturity of this Note, whether by reason of acceleration or otherwise. After the maturity of this Note, whether by reason of acceleration or otherwise, interest shall accrue and be payable on demand on the entire outstanding principal balance hereunder until paid at a rate per annum equal to Three and One-Half Percent (3.50%) over and above the Prime Rate, fluctuating as and when said Prime Rate shall change. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.

                  All payments of principal and interest hereunder shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Bank situated at 1281 Graham Road, Florissant, Missouri 63031, or at such other place as the holder hereof shall designate in writing. Interest shall be computed on an actual day, 360-day year basis.

                  Bank may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Bank's books and records showing the account between Bank and Borrowers shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

                  This Note is the Note referred to in that certain Amended and Restated Revolving Credit Agreement dated as of the date hereof made by and between Borrowers and Bank (as the same may from time to time be amended, the "Loan Agreement"), to which Loan Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

                  This Note is secured by that certain Security Agreement dated as of July 14, 1995 and executed by PM Resources, Inc. in favor of Bank, by that certain Security Agreement dated as of July 14, 1995 executed by Zema Corporation in favor of Bank and by that certain Security Agreement dated as of September ___, 1997 executed by Mardel Acquisition Corporation in favor of Bank (as the same may from time to time be amended, the "Security Agreements, to which Security Agreements reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

                  This Note is also secured by that certain Deed of Trust and Security Agreement dated September 9, 1993 and executed by PM Resources, Inc. in favor of Katherine D. Knocke, as trustee for Bank (as the same may from time to time be amended, the "Deed of Trust"), to which Deed of Trust reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

                  This Note is also secured by that certain Agreement of Pledge (Third Party) dated as of July 14, 1995 and executed by Agri-Nutrition Group Limited in favor of Bank (as the same may from time to time be amended, the "Pledge Agreement"), to which Pledge Agreement reference is hereby made for a description of the additional security and a statement of the terms and conditions upon which this Note is further secured.

                  If either of the Borrowers shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if an "Event of Default" (as defined therein) shall occur under or within the meaning of the Loan Agreement, either of the Security Agreements, the Deed of Trust or the Pledge Agreement, Bank may, at its option, terminate its obligation to make any additional loans under this Note and Bank may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

                  In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of either of the Security Agreements, the Deed of Trust or the Pledge Agreement securing payment hereof or for representation of Bank in connection with bankruptcy or insolvency proceedings relating hereto, Borrowers jointly and severally promise to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

                  This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.


                                     PM RESOURCES, INC.



                                     By:
                                            Robert J. Elfanbaum,
                                            Vice President


                                     ZEMA CORPORATION



                                     By:
                                            Robert J. Elfanbaum, Secretary


                                     MARDEL ACQUISITION CORPORATION



                                     By:
                                            Robert J. Elfanbaum, Vice President.
                                            Secretary and Treasurer